UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      May 19, 2011

Commercial Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-27894	34-1787239
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

118 South Sandusky Avenue, Upper Sandusky, Ohio		43351
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code                (419) 294-5781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  - Submission of Matters to a Vote of Security Holders.

On May 19, 2011, Commercial Bancshares, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The only matter voted upon at the Meeting was the election of four (4) Class II Directors for the Company, to serve a term expiring in 2014. The Company’s nominees to serve as Class II Directors were Daniel E. Berg, Lynn R. Child, Mark Dillon, and Kurt D. Kimmel. All four nominees were elected as Class II Directors of the Company. The results of the election were as follows:

Name	For	Withheld

Daniel E. Berg	586,247	7,367
Lynn R. Child	555,900	37,714
Mark Dillon	569,347	24,267
Kurt D. Kimmel	571,260	22,354

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Bancshares, Inc.
(Registrant)

Date May 24, 2011	By:	/s/ David J. Browne
David J. Browne, Corporate Secretary